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                                 THIRD AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                      CONSTRUCTION AND TERM LOAN AGREEMENT



         THIRD AMENDMENT, dated as of December 1, 1997 (this "Third Amendment"), to the AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT, dated as of December 1, 1993, as amended by the First Amendment thereto dated as of March 31, 1996 and the Second Amendment thereto dated as of May 31, 1996 (the "Loan Agreement"), among Cogentrix of Rocky Mount, Inc. (the "Borrower"), the Tranche B Lenders parties thereto (the "Tranche B Lenders") and the Prudential Insurance Company of America, as agent for the Tranche B Lenders (the "Credit Facility Agent").

         The Borrower has requested that the Lenders amend Section 10.18 of the Loan Agreement to permit the Borrower to change its fiscal year end from June 30 to December 31 of each year, and the Lenders party hereto are willing to agree to such request upon the terms and conditions set forth herein.

         Accordingly, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Amendment of Loan Agreement. Section 10.18 of the Loan Agreement is hereby amended by deleting the reference therein to "June 30" and substituting in lieu thereof "December 31".

         3. Waiver. The provisions of Section 11.11 of the Loan Agreement that require at least 60 days' prior written notice to the Credit Facility Agent of a change in the Borrower's fiscal year are hereby waived to the extent necessary to permit the transactions contemplated by this Third Amendment.

         4. Financial Statements. For purposes of Section 10.08(a) of the Loan Agreement, for the six-month period beginning July 1, 1997 and ending December 31, 1997, the Borrower hereby agrees to furnish or cause to be furnished to the Credit Facility Agent and each Lender as soon as available, but in any event within 120 days after December 31, 1997, a copy of the balance sheet of each Reporting Participant as of December 31, 1997 and the related statements of income, retained earnings and changes in cash flow of such Reporting Participant for the six-months ended December 31, 1997, setting forth in each case in comparative form the figures for the corresponding period


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in the previous fiscal year, certified without qualification or exception as to the scope of its audit by independent public accountants of national standing reasonably acceptable to the Credit Facility Agent.

         5. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the provisions of the Loan Agreement are, and shall remain, in full force and effect. The waiver contained herein shall not constitute a waiver of any other provisions of the Loan Agreement or for any purpose except as expressly set forth herein.

         6. Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

         7. Effective Date. This Third Amendment shall become effective on the date on which the Credit Facility Agent shall have received counterparts hereof executed by the Borrower and by the Required Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                        COGENTRIX OF ROCKY MOUNT, INC.

                                        By: /s/ Elizabeth L. Rippetoe
                                            -----------------------------------
                                            Title: Vice President and Assistant
                                                   General Counsel

                                        THE PRUDENTIAL INSURANCE
                                           COMPANY OF AMERICA, as Credit
                                           Facility Agent and a Tranche B Lender


                                        By: /s/ Joseph J. Lemanowicz
                                            -----------------------------------
                                            Title: Vice President


                                        CONNECTICUT GENERAL LIFE
                                           INSURANCE COMPANY

                                        By: CIGNA Investments, Inc.

                                        By: /s/ Thomas P. Shea
                                            -----------------------------------
                                            Title:

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                                        CENTURY INDEMNITY COMPANY

                                        By: CIGNA Investments, Inc.

                                        By: /s/ Thomas P. Shea
                                            -----------------------------------
                                            Title:

                                        CIGNA REINSURANCE COMPANY

                                        By: CIGNA Investments, Inc.

                                        By: /s/ Thomas P. Shea
                                            -----------------------------------
                                            Title:

                                        LIFE INSURANCE COMPANY OF
                                           NORTH AMERICA

                                        By: CIGNA Investments, Inc.

                                        By: /s/ Thomas P. Shea
                                            -----------------------------------
                                            Title:



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